EXHIBIT 32

CERTIFICATION PURSUANT TO RULE 13a-14(b) and

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by Wincroft, Inc. (the "Company") of the Quarterly Report on Form 10-Q for the period ending June 30, 2008 (the "Report"), I, Xiaojin Wang, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

August 18, 2008	/s/ Xiaojin Wang
Xiaojin Wang (Chief Executive Officer and Chief Financial Officer)